                                                                   EXHIBIT 10.78

                            NON-COMPETITION AGREEMENT


         THIS NON-COMPETITION AGREEMENT (this "Agreement"), made as of the 30th day of January, 1988, is by and among Assisted Care Operators of Jackson, a Delaware limited liability company ("Tenant"), BCC MANAGEMENT AND DEVELPMENT CO., a Delaware corporation ("Developer"), Balanced Care at Jackson, Inc. ("Manager") Oakhaven Senior Living, Inc. a California corporation (collectively, "Tenant Parent") , Balanced Care Corporation, a Delaware corporation ("Balanced Care" and referred to collectively with Tenant, Developer, Manager, Tenant Parent and the respective Affiliates of each such Person as the "Restricted Parties") and AHP of Tennessee, Inc., a Tennessee corporation ("Owner").

                                    RECITALS:

         WHEREAS, Tenant Parent is the sole owner of Tenant;

         WHEREAS, Balanced Care and American Health Properties, Inc., a Delaware corporation have entered into that certain Facility Agreement dated as of the 30th day of January, 1998 pursuant to which American Health has caused Owner to develop the Facility leased to Tenant and Balanced Care has caused Developer to enter into the Development Agreement with Developer and caused Tenant to enter into the Management Agreement with Manager (all capitalized terms not otherwise defined in this Agreement shall have the meaning ascribed to those terms in the Facility Agreement);

         WHEREAS, Balanced Care Corporation is guarantying the obligations of Developer to Owner and the obligations of Manager under the Management Agreement;

         WHEREAS, Owner and Tenant have entered into the Lease with respect to the leasing of a certain assisted living facility to be constructed in Jackson, Tennessee and

         WHEREAS, Owner would not enter into the Lease Agreement and Development Agreement unless the Restricted Parties agreed to enter into this Agreement upon the terms and conditions contained herein.

                                   AGREEMENT:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Non-Competition. From the date hereof and for so long as the Lease remains in full force and effect, Restricted Parties shall not directly or indirectly, whether or not for compensation, engage in, allow the use of such person's or entity's name or likeness by, or have any direct or indirect ownership or management interest (which shall include but not be limited to an interest as an employee, shareholder, member, manager, proprietor, officer, director, agent, security holder, trustee, consultant, partner, creditor lending credit or money for the purpose of establishing or operating any such business or otherwise) in any person, firm, corporation or business which engages in the ownership, operation or management of any Senior Housing Project (as defined below) (other than the property which is the subject of the Lease) within thirty
(30) miles of the Property. For purposes of this Agreement, the term "Senior Housing Project" shall mean any senior housing project, independent living project, facility providing assisted living services or similar facility requiring a license no more restrictive than the license required for the Facility, excluding, for the avoidance of doubt, any license skilled nursing facility.


         2. Scope and Reasonableness. The parties to this Agreement expressly agree and contract that it is not their intention to violate any public policy or statutory or common law. The Restricted Parties have carefully considered the nature and extent of the restrictions upon competition set forth in this Agreement and agree that the same are reasonable with respect to the nature, duration, scope and geographic coverage.


         3. Enforceability. If any of the covenants or other provisions of this Agreement shall be held unenforceable by the final determination of a court of competent jurisdiction and all appeals therefrom shall have failed or the time for such appeals shall have expired, such provision or provisions shall be deemed eliminated from this Agreement, but the remaining provisions shall nevertheless be given full effect. In the event this Agreement or any portion hereof is more restrictive than permitted by applicable law, the parties hereto shall request that the court of competent jurisdiction fashion one that is acceptable or substitute restrictions of permissible scope that are consistent with the intent of the parties as evidenced by this Agreement.


         4. Remedies: Injunctive Relief. The parties to this Agreement recognize and agree that the violation of the provisions of this Agreement cannot be reasonably or adequately compensated in monetary damages and that, in addition to any other relief to which the injured party may be entitled by reason of such violation, the injured party shall also be entitled to permanent and temporary injunctive and equitable relief.


         5. Attorney's Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with the provisions hereof, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding in addition to any other relief to which it or they may be entitled.


         6. Counterparts. This Agreement may be executed in two or more counterparts, each of which, when taken together, will constitute one and the same Agreement.


         7. Notices. No notice or other communication shall be deemed given unless sent in any of the manners, and to the persons, specified in this paragraph. All notices and other communications hereunder shall be in writing and shall be deemed given (i) upon receipt if delivered personally (unless subject to clause (ii) or if mailed by registered or certified mail, (iii) at noon on the date after dispatch if sent by overnight courier or (iv) upon the completion of transmission on or before 4:30 p.m. local time of the recipient if received on a business day (which is confirmed by telephone or by a statement generated by the transmitting machine (if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient), or on the next business day following receipt if received after 4:30 p.m. local time of the recipient on any business day, in any case to the parties at the following addressees or telecopy number (or at such other address or telecopy number for a party as will be specified by like notice):


         If to Owner:                   AHP OF TENNESSEE, INC.
                                        6400 South Fiddler's Green Circle
                                        Suite 1800
                                        Englewood, Colorado 80111

         If to Restricted Parties:      Balanced Care Corporation
                                        5201 Louise Drive, Suite 200
                                        Mechanicsburg, Pennsylvania 17055

         With a copy to:                Kirkpatrick & Lockhart, LLP
                                        1500 Oliver Building
                                        Pittsburgh, Pennsylvania 15222

         8. Controlling Law. THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE.


         9. Consent to Jurisdiction. THE PARTIES HERETO HEREBY AGREE THAT THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF TENNESSEE OR, TO THE EXTENT REQUIRED BY APPLICABLE LAW, ANY TENNESSEE STATE COURT, SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES HERETO PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT.


         10. Waiver of Jury Trial. RESTRICTED PARTIES HEREBY WAIVE ANY RIGHT TO THAT THEY MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTION DOCUMENTS, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF OWNER AND/OR RESTRICTED PARTIES WITH RESPECT TO THE TRANSACTION DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR

THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. RESTRICTED PARTIES AGREE THAT OWNER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED-FOR AGREEMENT OF RESTRICTED PARTIES IRREVOCABLY TO WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF OWNER TO ENTER INTO THE TRANSACTON DOCUMENTS, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER (WHETHER OR NOT MODIFIED HEREIN) BETWEEN OWNER AND RESTRICTED PARTIES SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.


         11. Amendments; Waivers. No modification, termination or waiver under this Agreement shall be valid unless in writing and signed by the parties hereto. The waiver by any party of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or of any subsequent breach.


         12. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.


         13. Successors and Assigns. Restricted Parties acknowledge that Owner shall have the right to assign any or all of its rights and obligations hereunder and this Agreement will inure to the benefit of, and be binding upon, any such assignee of Owner in the same manner and to the same extent as if such assignee were an original party hereto. Restricted Parties shall not assign this Agreement without the prior written consent of Owner.


         14. Severability. Any provision hereof which is held to be prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be adjusted rather than avoided, if possible, in order to achieve the intent of the parties to this Agreement to the extent possible without in any manner invalidating the remaining provisions hereof, or materially affecting the consideration bargained for, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.




                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first written above.

WITNESS:                                    RESTRICTED PARTIES:

------------------------------              --------------------------------
Name:

WITNESS:

------------------------------              --------------------------------
Name:

WITNESS:

------------------------------
Name:                                       By:
                                              ------------------------------

WITNESS:

------------------------------
Name:                                       By:
                                              ------------------------------


                                            OWNER:
WITNESS:                                    AHP OF TENNESSEE
                                            a Tennessee corporation



------------------------------              By:
Name:                                         ------------------------------
                                              Name:
                                              Title:

        Schedule to Exhibit 10.78 filed pursuant to Instruction 2 to Item
                            601(a) of Regulation S-K

                            Non-Competition Agreement

                          Location                     Owner                     Manager
                       Anderson, IN            AHP of Indiana, Inc.           Balanced Care at
                                                                              Anderson, Inc.